Exhibit 10.357

FIRST AMENDMENT TO

LIMITED LIABILITY COMPANY AGREEMENT

OF

BR ArchCo MOREHEAD, LLC

This FIRST AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT OF BR ArchCo Morehead, LLC (the “Company”), is dated as of January 6, 2016 (this “Agreement”), by BR ArchCo Morehead JV, LLC, a Delaware limited liability company, as the sole member of the Company (the “Member”).

RECITALS:

WHEREAS, the Company was formed pursuant to the Delaware Limited Liability Company Law, as amended from time to time (the “Act”), and there has been filed a Certificate of Formation of the Company (the “Certificate of Formation”) with the office of the Secretary of State of the State of Delaware; and

WHEREAS, the Member entered into that certain Limited Liability Company Agreement for the Company dated November 24, 2015 (the “Operating Agreement”); and

WHEREAS, the Member now desires to amend the Operating Agreement as follows:

AMENDMENT:

NOW, THEREFORE, for and in consideration of the mutual covenants contained in this First Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Member hereby agrees as follows:

1.           Paragraph 3(i) of the Operating Agreement is hereby deleted in its entirety and replaced with the following:

“(i)	to acquire, own, develop, improve, hold, sell, lease, transfer, exchange, assign, dispose of, operate, manage, finance or otherwise deal with that certain real property situated in Charlotte, North Carolina and more particularly described on Exhibit A annexed hereto and made a part hereof, together with all buildings and improvements thereon and all personal property located thereat or used in connection therewith; and”

2.           Section 6 of the Operating Agreement is hereby deleted in its entirety and replaced with the following:

“6.	“Capital Accounts. An account shall be established in the Company's books for the Member (and any transferee admitted as a Member pursuant hereto) in accordance with the principles of Treasury Regulation Section 1.704-1(b)(2)(iv).”

3.           Section 16 of the Operating Agreement is hereby deleted in its entirety and replaced with the following:

“16.	Management. The business and affairs of the Company shall be conducted solely and exclusively by the Member, as provided herein. The Member shall have all rights and powers on behalf and in the name of the Company to perform all acts necessary and desirable to the objects and purposes of the Company. All determinations, decisions and actions made or taken by the Member (or its designee(s)) shall be conclusive and binding upon the Company. Neil Brown, James Babb, Jordan Ruddy and Michael Konig are each hereby appointed as an authorized signatory of the Company and shall each have the authority, acting alone, to execute on behalf of the Company such agreements, contracts, instruments and other documents as the Member shall from time to time approve, such approval to be conclusively evidenced by the execution and delivery thereof by any of the foregoing designated authorized signatories. Third parties may conclusively rely upon the acts of Neil Brown, James Babb, Jordan Ruddy and/or Michael Konig as evidence of the authority of such persons for all purposes in respect of their dealings with the Company.”

4.          Exhibit A to the Operating Agreement is hereby deleted in its entirety and replaced with Exhibit A attached to this First Amendment.

5.          This First Amendment shall be deemed to amend the Operating Agreement and to the extent of any conflict therewith, supersedes the provisions thereof. All remaining terms and conditions of the Operating Agreement not modified by this First Amendment shall remain in full force and effect, and the Member hereby ratifies and confirms the Operating Agreement, as hereby amended, in all respects.

6.          Any signature may be executed by facsimile which shall be deemed an original.

7.          The laws of the State of Delaware shall govern the validity of this First Amendment and the construction and interpretation of its terms.

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IN WITNESS WHEREOF, the Member has executed this First Amendment the day and year written above.

MEMBER:

BR ArchCo Morehead JV, LLC,
a Delaware limited liability company

By:	/s/ Michael L. Konig
Name: Michael L. Konig
Title: Authorized Signatory

EXHIBIT A

Description of the Land

Lying and being in Mecklenburg County, North Carolina, and more particularly described as follows:

PARCEL 1

BEGINNING at a point located at the intersection of the southern margin of the right-of-way of West Morehead Street and the eastern margin of the right-of-way of South Summit Avenue, thence from said Beginning point and with the eastern margin of the right-of-way of South Summit Avenue S. 11-45 W. 220.0 ft. to an iron located beneath the pavement in the northern margin of the Piedmont and Northern Railroad right-of-way; thence with said right-of-way in two courses and distances as follows: (1) S. 78-15 E. 83.45 ft. to a point; (2) with the arc of a circular curve to the left having a radius of 465.84 ft., a chord bearing and distance of N. 85-54-16 E. 254.39 feet and an arc distance of 257.66 ft. to an iron located beneath the pavement in the western margin of a paved 20 ft. alley way; thence with the western margin of said alley way N. 03-10-25 W. 195.17 ft. to an iron pipe located in the southern margin of the right-of-way of West Morehead Street; thence with said margin of West Morehead Street and with the arc of a circular curve to the right having a radius of 1263.11 ft., a chord bearing and distance of N. 85-56-55 W. 280.50 ft. and an arc distance of 281.08 ft. to the point and place of BEGINNING; containing 1.5544 acres; as shown on a survey by R. B. Pharr & Associates, P.A., dated October 4, 1999, and being Lot 1 in Block D of Wesley Heights as shown on a map recorded in Map Book 3 at Page 540 in the Office of the Register of Deeds for Mecklenburg County, North Carolina.

Said property having been previously conveyed to Grantor by Trustee’s Deed dated February 7, 2013, from William C. Parise, Substitute Trustee, recorded February 11, 2013, in Book 28056, Page 971, Instrument #2013020812.

PARCEL 2

BEGINNING at an iron stake in the easterly margin of South Summit Avenue and the southerly margin of the P. and N. right of way, said point of beginning being S. 11-45 W. 245 feet from the southerly margin of West Morehead Street, thence, along the easterly margin of South Summit Avenue S. 11-45 W., 145 feet to a point in the northerly margin of Bryant Street; thence, along the northerly margin of Bryant Street, S. 78-15 E. 84.69 feet, to an iron stake and a point of curve; thence, with the arc of a circular curve to the left of radius of 1146.28 feet, a distance of 333.11 feet, to an iron stake in the northerly margin of Bryant Street and the westerly margin of a twenty foot alley; thence, with the westerly line of said alley N. 12-57 W. 183.51 feet to a point in the westerly margin of said alley and southerly margin of P. and N. right of way; thence, along the southerly margin of said right of way and with the arc of a circular curve to the right of radius 490.84 feet, a distance of 247.64 feet, to a point on curve on said right of way; thence, along the southerly margin of P. and N. right of way N. 78-15 W., 101.59 feet to the point of BEGINNING, said lot being designated as Lot 2, Block D, Wesley Heights, as shown in Map Book 3, Page 540, of the Mecklenburg County Public Registry, North Carolina.

Said property having been previously conveyed to Grantor by Trustee’s Deed dated February 7, 2013, from William C. Parise, Substitute Trustee, recorded February 11, 2013, in Book 28056, Page 975, Instrument #2013020813.

PARCEL 3

BEGINNING at a #4 rebar located on the northern margin of Bryant Street at the southeast corner of the property of Southern Apartment Group-49, LLC (Deed Book 28056, Page 975); thence N. 12-57-00 W. 183.51’ to a #4 rebar; thence along a curve to the right, with a radius of 490.84', an arc of 10.07’, and bearing and chord of S 70-09-42 W. 10.07’, to a computed point; thence S. 12-57-00 E. 186.09’ to a computed point, located on the northern margin of Bryant Street; thence with the northern margin of Bryant Street, along a curve to the left, with a radius of 1146.28’, an arc of 10.09’, and bearing and chord of S. 84-50-51 W. 10.09’ to the point and place of BEGINNING, containing 0.042 acres, more or less.

Said property having been previously conveyed to Grantor by North Carolina Non-Warranty Deed dated March __, 2014, from Larry D. Watts, and wife, Nancy G. Watts, recorded April 9, 2014, in Book 29101, Page 781, Instrument #2014037191.

PARCEL 4

BEGINNING at a nail in the Eastern margin of S. Summit Avenue, said point being located S. 11-45-00 W. 220.00’ from a nail in the sidewalk located at the intersection of the Eastern margin of S. Summit Avenue and the Southern margin of West Morehead Street; thence running with Lot #1, Block D, Map Book 3, Page 540 (Mecklenburg County Registry) S. 78-15-00 E. 83.45’ to a point; thence continuing with Lot #1, along a curve to the left having a radius of 465.84’, an arc length of 257.66’, a chord of 254.39’ and bearing of N. 85-52-47 E. to an old iron pipe; thence S. 06-46-31 E. 26.14’ to a #4 rebar located at the northeasternmost corner of Lot #2-A, Map Book 3, Page 540; thence with the Northern boundary line of said Lot #2-A, along a curve to the right having a radius of 490.84’, an arc length of 247.63’, a chord of 245.01’ and a bearing of S. 85-12-08 W. to a point; thence continuing with Lot #2-A, N. 78-15-00 W. 101.59’ to a nail along the Eastern margin of S. Summit Avenue; thence with the margin of S. Summit Avenue, N. 11-45-00 E. 25.00’ to the point and place of BEGINNING, containing 0.201 acres, more or less, as shown on a survey by Robert J. Dedmon dated February 6, 2013.

Said property having been previously conveyed to Grantor by North Carolina Non-Warranty Deed dated December 19, 2013, from E.C. Griffith Company fka The Charlotte Investment Company, recorded December 26, 2013, in Book 28916, Page 393, Instrument #2013192954.

TOGETHER WITH an easement for egress, ingress and regress from the alley described in instrument recorded in Book 11924, Page 614, Mecklenburg County Public Registry.

ALL FOUR PARCELS BEING MORE PARTICULARLY DESCRIBED BY ALTA/ACSM Land Title Survey entitled “Southern Apartment Group-49, LLC 1309 & 1311 W. Morehead St –Charlotte, NC”, dated June 30, 2015, prepared by Robert J. Dedmon, PLS as Dedmon Surveys Job No. X12WESTALTA2 as follows:

BEGINNING at a nail in the sidewalk at the Northeast margin of Bryant Street and South Summit Avenue, said beginning point being located S 78-46-00 E, 50.22' from a nail in the sidewalk located at the Northwest margin of Bryant Street and South Summit Avenue; thence from said beginning point, with the Eastern margin of S Summit Ave, N 11-45-00 E 390.00' to a nail in the sidewalk, Southeast margin of S Summit Ave and West Morehead Street; thence with the Southern margin of W Morehead St, along a curve to the left, with a radius of 1263.11', an arc of 281.08', and a bearing & chord of S 86-02-44 E, 280.50' to a 3/4" pipe; thence leaving said margin of W Morehead St, and running with an old alleyway S 03-10-25 E 195.06' to an old iron; thence S 06-46-31 E 26.14' to a #4 rebar, corner of abandoned alleyway; thence with abandoned alleyway, along a curve to the left, with a radius of 490.84', an arc of 10.07', and bearing and chord of S 70-09-42 W, 10.07', to a #4 rebar; thence S 12-57-00 E 186.09' to a #4 rebar, located on the Northern margin of Bryant St; thence with the Northern margin of Bryant St, along a curve to the right, with a radius of 1146.28', an arc of 10.09', and bearing and chord of S 84-50-51 W, 331.94' to a #4 rebar; thence along a curve to the right, with a radius of 1146.28', an arc of 333.11', and bearing and chord of N 86-34-31 W, 331.94' to a nail; thence N 78-15-00 W, 84.69' to the point and place of BEGINNING, containing 3.158 acres, more or less.